SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4649 Morena Boulevard, San Diego CA 92117

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 581-4530

Item 5. Other Events and Required FD Disclosure.

On November 10, 2003, PriceSmart, Inc. issued a press release regarding the restatement of its financial statements for fiscal 2002 and the first three quarters of fiscal 2003, and the reporting of certain fourth quarter and fiscal year 2003 anticipated results. The text of the press release, which is attached hereto as Exhibit 99.1, is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following exhibit is filed herewith:

99.1	Press release of PriceSmart, Inc. dated November 10, 2003.

Item 12. Results of Operations and Financial Condition.

The information included or incorporated by reference under Item 5 of this report is incorporated by reference under this Item 12.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2003	PRICESMART, INC.

	By:	/s/ ROBERT M. GANS
Robert M. Gans Executive Vice President and General Counsel

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release of PriceSmart, Inc. dated November 10, 2003.

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